UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                    AMENDMENT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 25, 2001
                                 Date of Report
                       (Date of earliest event reported):


                                 IBX Group, Inc.
              -----------------------------------------------------
                            (New name of registrant)


                            VIDKID DISTRIBUTION, INC.
              -----------------------------------------------------
                           (Former name of registrant)


          Florida                   333-36666                  65-0969433
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File             (IRS Employer
   of incorporation)                 Number)                Identification No.)


                              350 N.W. 12th Avenue
                            Deerfield Beach, FL 33442
                     ---------------------------------------
                    (Address of principal executive offices)


                                 (954) 426-6056
               ---------------------------------------------------
               Registrant's telephone number, including area code:



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

We previously reported in our Form 8-K dated on September 25, 2001 that we acquired all of the outstanding capital stock of Primed Technologies, Inc., a Florida corporation ("Primed"). Primed was acquired in a stock-for-stock transaction in which Primed's shareholders received approximately 81% of the outstanding common stock of Vidkid Distribution, Inc. (Vidkid") on a fully diluted basis. Under the Agreement, VIDKID issued 11,550,000 shares of its common stock in exchange for each and every share of common stock of Primed.

Prior to the transaction, VIDKID had 2,637,500 shares of common stock issued and outstanding. Following the transaction, VIDKID has 14,187,500 shares of common stock issued and outstanding.

As a consequence of this exchange of shares, PRIMED became a wholly-owned subsidiary of VIDKID. All of the shares and assets of Primed are subject to a creditor's lien. Failure to comply with the terms and conditions of the Primed loan documents could result in a default and the forfeiture of the Primed Shares to the lender.

On September 25, we voted to change our name from "Vidkid Distribution, Inc. to IBX Group, Inc. The name change became effective on September 25, 2001.

When we use the term "VIDKID", we refer to IBX Group, Inc. unless the context requires otherwise.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(A)          FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                Audited balance sheet of Primed Technologies, Inc. as of December 31, 2000 and the related statements of operations and accumulated deficit and cash flows for the years ended December 31, 2000 and 1999, are filed as Exhibit 99.1 to this amended Current Report on Form 8-K.

(B)          UNAUDITED INTERIM FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                The unaudited balance sheet of Primed Technologies, Inc. as of June 30, 2001 and the related statements of operations and cash flows for the six months ended June 30, 2001, are filed as
                Exhibit 99.2 to this amended Current Report on Form 8-K.

(C)          EXHIBITS

                None



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IBX GROUP, INC.

                                        By: /s/ Evan Brovenick
                                        ----------------------
                                        Name:  Evan Brovenick
                                        Title: President
Date: November 9, 2001

                                  EXHIBIT INDEX




EXHIBIT NUMBER      EXHIBIT NAME
--------------      ------------

      99.1 Primed Technologies, Inc.'s audited financial statements regarding its past two fiscal years ending December 31, 2000 and 1999.

      99.2 Primed Technologies, Inc.'s unaudited interim financial statements as of June 30, 2001 and for the six months ended June 30, 2001.